FAM Value Fund
Annual Report
December 31, 1996
A 100% No-Load Fund

FAM Value Fund

Dear Shareholder:                                                January 1997

The close of 1996 marked a milestone for the FAM Value Fund - 10 years of performance history. As a result, we are providing you with more information regarding the Fund's long term performance and investment style. (Please see the following and the profile on page 4). 1996 was also a year in which our mutual Fund organization added a second Fund to our "Fund family" with the opening of the FAM Equity-Income Fund in April.

Over the past ten-year period, we have consistently applied our investment philosophy to managing the FAM Value Fund and seen it through some tremendous market movements. Since its inception on January 2, 1987, your Fund grew from $10/share to $26.53/share through December 31, 1996. In addition, distributions totaled $4.38. For the same time period, the Dow Jones Industrial Average moved from 1895.95 to 6448.27. Not only did the stock market experience the second largest correction of its history in 1987, it also soared to record new highs during 1996. It was certainly an exciting time period for investors.

Even with all the changes that have occurred around us, we can assure you that we have made NO CHANGES in our investment philosophy or the way that we manage your Fund. We continue to focus on achieving long term, conservative investment returns by utilizing a value approach. We look for good businesses in industry groups that we can understand and evaluate, ones that are run by able management teams, and those which are financially strong and selling at a reasonable price. Together these elements comprise Fenimore's investment philosophy. It is an approach that we have found consistently beneficial over long periods of time and one which we will adhere to in the future as well.

-------------------------------------------------
        			 Total Return
		 10 Years Ended December 31, 1996
		 --------------------------------
			                    Average       Final Value
		                      Annual       of a $10,000
		                       Rate      Initial Investment
-------------------------------------------------
FAM Value Fund           12.9%           $33,626
-------------------------------------------------
Russell 2000 Index       12.4%           $32,195
-------------------------------------------------
S&P 500 Index            15.3%           $41,464
-------------------------------------------------


1996

Performance for 1996 can best be summarized by saying that not everyone invited went to the ball. Your Fund increased 11.2% during the 12 months ending December 31, 1996 - much less than the 23.0% rise of the S&P 500 composite index which is weighted with companies considerably larger than those in FAM Value Fund. Our return compares more favorably to the 16.6% gain of the Russell 2000 index - a composite of companies with smaller market capitalizations like ours. While we are not fully satisfied with our short term performance, we are confident that our objective of providing you with long term superior results will occur.

A review of 1996 also indicates that what may be good in one year may not always be helpful in the next. The Fund was negatively impacted in 1996 by two outstanding performers for the year 1995. CONMED, which gained 88% in 1995, dropped back -18.0% in 1996, and Sage Laboratories was off -35.2% after being up 92% in 1995. Also, C-COR Electronics, which has been a stellar performer in the past, hurt your Fund in 1996, -43.6%. We still hold these stocks because the businesses are on track and, we believe, much more valuable than what current prices reflect.

On the positive side, your Fund was impacted favorably by Mailboxes Etc. (+80.0%), Kaydon (+57.1%), and American Express (+39.8%). Occasionally, we will invest in a large company if we feel it is severely undervalued. This year those decisions paid off for your Fund. Since it is unusual for the investment climate to remain the same year after year, we will stick to our long term approach of finding value. Normally, this occurs in the smaller company arena.

Going forward, we continue to feel very strongly about our investments in the financial sector, particularly banks and insurance companies. Banks, which represent 12% of the portfolio, were trimmed a bit during the year because of takeovers. Fourth Financial was purchased by Boatman's, and Hawkeye by Mercantile. Another good performer for us, Transworld Bancorp, will be taken over in 1997 for $18.25 per share in cash by Glendale Federal. Transworld is a bank that was an original purchase for the Fund in 1987. It has a topnotch management team. We didn't see a lot of performance in the early years, but it has compounded at 23% for the time we have held it. (With those results, we could make a good case for a ten-year holding period!) A lot of people ask us how we are going to get out of some of these small company positions. The cases mentioned above illustrate that, with patience, value generally flows to the top, either by takeover or by market recognition. We still own a lot of financials, and feel the consolidation process is going to continue in the future.

In the insurance area, niche players - whether that's property and casualty insurers or life insurers - seem to have the same kind of financial and economic fundamentals that you would find in a very good industrial or technology company, yet sell at much lower multiples. For example, we have held a company in the insurance area, Allied Group, for a long period of time and it has performed very well. Allied Group's return on equity has been in excess of 16% for many years and its growth rate has been in the double digits. It's a well managed niche property and casualty company, yet right now it's selling at 9-10x estimated 1997 earnings. Here is a company that in other marketplaces would sell at 14-15x earnings at least. We know that earnings are strong and that the fundamentals are very positive.
1997 and Beyond

What gives us confidence about the future is partially based on the past. Our long term performance record of 12.9% compounded over ten years is favorable when compared to the Russell 2000 index. However, over the past decade we, along with many of our competitors, have been bested by the S&P 500 index. There is much talk about return today, but few investors seem very concerned about risk. This is where your Fund shines! Based on our estimations, the median P/E ratio for the companies owned in your Fund is 12x. This is a 28% discount from 17x, the median P/E for S&P 500 index based on expected earnings for 1997.

Your Fund owns many good businesses and most sell at a bargain price. All share strong financial promise. While there may be some disappointments along the way, we assure you that we will keep our focus on our niche - understandable, highly profitable businesses managed by extraordinarily able people. Eventually, we believe the investment pendulum will swing in our favor and reward you handsomely.

We thank you for your patience and the confidence you have entrusted in us.
Sincerely,Thomas O. Putnam                              Diane C. Van Buren

Performance Summary

Annual Total Investment Returns: 1/2/87-12/31/96
-------------------------------------------------------------
      	 FAM Value Fund   Russell 2000 Index   S&P 500 Index
Fiscal       Total               Total             Total
 Year       Return              Return            Return
-------------------------------------------------------------
 1987       -17.2%               -8.8%              5.3%
 1988        35.5%               24.9%             16.6%
 1989        20.3%               16.2%             31.7%
 1990        -5.4%              -19.5%             -3.1%
 1991        47.3%               46.1%             30.5%
 1992        25.1%               18.4%              7.6%
 1993         0.2%               18.9%             10.1%
 1994         6.8%               -1.8%              1.3%
 1995        19.7%               28.4%             37.5%
 1996        11.2%               16.6%             22.9%
-------------------------------------------------------------

Comparison of Change in Value of $10,000 Investment in FAM Value Fund, The S&P 500, and the Russell 2000 Index
(graphic)

Past performance is not indicative of future results. Investment return and principal value fluctuate; the value of your investment upon redemption may be more or less than the initial amount invested.

Average Annual Total Returns for the period ended 12/31/96
 1 year          11.2%
 5 year          12.3%
10 year          12.9%

Portfolio Profile
As of December 31, 1996

This profile is designed to provide you with information regarding the portfolio characteristics of the FAM Value Fund in comparison with the S&P 500 and the Russell 2000 Indices. For an explanation of the terms used, please see page 5.

-----------------------------------------------------------
Portfolio Characteristics
-----------------------------------------------------------
			                          FAM          S&P      Russell
                     			   Value          500         2000
-----------------------------------------------------------
Number of Stocks              50          500         1947
Median Market Cap          $404M       $5.36B        $360M
Price/Earnings Ratio       14.4X        20.6X        24.5M
Price/Book Ratio            2.0X         4.3X         3.7X
Yield                       .64%         2.0%         1.5X
Return on Equity           16.5%        13.7%        12.0%
Earnings Growth Rate       14.0%        13.3%        11.2%
Foreign Holdings               0         3.8%          N/A
Turnover Rate              12.5%          N/A          N/A
Expense Ratio              1.27%          N/A          N/A

Investment Focus
-----------------------------------------------------
(graphic)

Volatility Measures
-----------------------------------------------------
	              	       FAM          S&P      Russell
              		     Value          500         2000
-----------------------------------------------------
R-Squared             0.35         1.00         1.00
Beta                  0.52         1.00         1.00


		     FAM VALUE FUND
		(Composition of Assets)

Financials:                     46%
   Insurance                    21%
   Financial Services           13%
   Banking                      12%
Other                           15%
Healthcare                      12%
Machinery/Equipment             11%
Diversified Manufacturing        7%
Postage & Bus. Services          5%
Cash                             4%


		  TOP TEN HOLDINGS
	       (% of Total Net Assets)

1)      CONMED Corporation            6.5%
2)      Kaydon Corporation            5.5%
3)      ReliaStar Financial           5.3%
4)      American Express              4.9%
5)      Mailboxes Etc.                4.9%
6)      Fund America Ent.             4.2%
7)      Allied Group, Inc.            4.1%
8)      Bard CR, Inc.                 3.3%
9)      Salomon, Inc.                 2.9%
10)     Hannaford Brothers            2.8%


FAM Value Fund

Beta. Beta is a measure of a fund's sensitivity to market movements. It measures the relationship between a fund's excess return over T-bills and the excess return of the benchmark index.

Earnings Growth Rate. The earnings growth rate is the annual average rate of growth in earnings over the past five years for the stocks currently in a portfolio.

Expense Ratio. The expense ratio is the percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses.

Foreign Holdings. This is the percentage of a portfolio's investments represented by stocks or American Depository Receipts (ADRs) of companies based outside the United States.

Investment Focus. The grid indicates a portfolio's characteristics in terms of market capitalization and relative valuations (growth, value, or a blend). For example, if the bottom left box is shaded, this indicates that a portfolio's emphasis is on small cap value stocks.

Median Market Cap. The median market cap is the midpoint of market capitalization (market price times shares outstanding) of stocks in a portfolio.

Number of Stocks. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

Price/Book Ratio. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio (P/E). The ratio of a stock's current price to its per-share earnings over the past year. P/E is an indicator of market expectations about corporate prospects. Typically, the higher the P/E, the greater the expectations for a company's future growth. For a portfolio, the weighted average P/E of the stocks it holds.

Return on Equity. The average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the five-year average return on equity for the companies represented in the portfolio.

R-Squared. R-Squared reflects the percentage of a fund's movements that are explained by movements in its benchmark index.

Turnover Rate. Indicates the trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors).

Yield. This is the portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

FAM Value Fund
Statement of Investments
December 31,1996

COMMON STOCKS (97.2%)                                     Shares         Value
							                                                   ------       -------
  Banking (12.5%)
  Bank North Group                                         2,000    $   83,000
 *Centennial Bancorp                                      34,190       547,040
  Centura Banks, Inc                                     146,250     6,526,406
  First Bank System, Inc                                  20,924     1,428,063
  First Empire State Corporation                          17,300     4,982,400
  ONBANCorp, Inc                                          71,500     2,654,438
  One Valley Bancorp, Inc                                116,875     4,338,984
 *Plumas Bank Quincy California                           57,024       748,440
  SouthTrust Corporation                                 142,000     4,952,250
 *Transworld Bancorp California                           69,615     1,226,964
  TrustCo Bank Corporation NY                            141,213     3,018,428
                                                        								    ----------
                                                        								    30,506,413
                                                        								    ----------

Chemical (1.1%)
  WD-40 Company                                           50,400     2,571,186
                                                        								    ----------

Consumer Products (3.8%)
  Jostens, Inc                                           238,300     5,034,087
  Stanhome, Inc                                          155,000     4,107,500
                                                        								    ----------
                                                        								     9,141,587
                                                        								    ----------

Consumer Services (1.1%)
 *Franklin Quest Company                                 133,000     2,793,000
                                                                    ----------

Diversified Manufacturing (7.6%)
  CLARCOR, Inc.                                          182,500     4,037,813
+*ESSEF Corporation.                                     299,850     5,172,412
 *Environment One Corporation                             10,000        56,250
  Raven Industries, Inc                                  203,300     4,625,075
 +Versa Technologies, Inc                                355,758     4,624,854
                                                        								    ----------
                                                        								    18,516,404
                                                        								    ----------

Electrical/Electronics (4.0%)
 *C-Cor Electronics, Inc                                 420,600     5,572,950
 *IFR Systems                                            220,400     3,471,300
 Sage Laboratories, Inc                                   45,500       585,813
                                                        								    ----------
                                                        								     9,630,063
                                                        								    ----------

Financial Services (13.7%)
+*Allied Capital Advisers, Inc                           500,000    $2,875,000
  American Express Company                               219,500    12,401,750
  Fund America Enterprises Hldgs., Inc                   111,975    10,721,606
  Salomon, Inc.                                          157,000     7,398,625
                                                        								    ----------
                                                        								    33,396,981
                                                        								    ----------

Grocery Stores (3.0%)
  Hannaford Brothers Company                             211,400     7,187,600
                                                        								    ----------

Health Care (12.0%)
  Bard CR, Inc.                                          300,000     8,400,000
+*CONMED Corporation                                     807,562    16,555,021
 *Copley Pharmaceuticals, Inc                            149,100     1,379,175
+*Hycor Biomedical, Inc                                  800,000     2,400,000
+*Scherer Healthcare, Inc                                287,025       645,806
                                                        								    ----------
                                                        								    29,380,002
                                                        								    ----------

Insurance (21.9%)
 +Allied Life Financial Corporation                      246,800     4,319,000
  Allied Group, Inc.                                     315,525    10,294,003
  Financial Secs Assurance Hldgs. Ltd.                    43,900     1,443,212
 +Intercargo Corporation                                 588,800     5,041,600
  Poe & Brown, Inc.                                      125,275     3,319,788
  Protective Life Corporation                            167,200     6,667,100
  ReliaStar Financial Corporation                        233,100    13,461,525
  UNUM Corporation.                                       73,380     5,301,705
  Vesta Insurance Group, Inc.                            112,000     3,514,000
                                                        								    ----------
                                                        								    53,361,933
                                                        								    ----------

Machinery & Equipment (11.4%)
  IDEX Corporation                                       104,400     4,162,950
  Kaydon Corporation                                     297,500    14,019,688
 +Modern Controls, Inc.                                  277,812     2,917,026
  Regal-Beloit Corporation                                53,300     1,046,013
  Tennant Corporation                                    201,400     5,538,500
                                                        								    ----------
                                                        								    27,684,177
                                                        								    ----------

Postage & Business Services (5.1%)
 *Mailboxes Etc                                          549,600   $12,366,000
                                                        								    ----------

Printing (2.8%)
 *CSS Industries, Inc                                    241,500     6,279,000
  Deluxe Corporation                                      16,700       546,925
                                                        								    ----------
                                                        								     6,825,925
                                                        								    ----------

Total Investments (Cost $171,969,071)                             $243,361,271
                                                        								    ----------
                                                        								    ----------

 * Non-income producing
 + See Note 5

		     See Notes to Financial Statements


FAM Value Fund
Statement of Assets and Liabilities
December 31, 1996

ASSETS
Investment in securities at market value
  (Cost $171, 969,071                                    $       243,361,271
Cash at interest                                                  10,649,453
Dividends and interest receivable                                    377,602
                                                 							       -------------
   Total Assets                                                  254,388,326
                                                 							       -------------

LIABILITIES
Payable for investment securities purchased                          288,240
Payable for shares redeemed                                          399,281
Accrued management fees                                              212,444
Accrued expenses                                                     109,992
                                                 							       -------------
   Total Liabilities                                               1,009,957
                                                 							       -------------

NET ASSETS
Source of Net Assets:
  Net capital paid in on shares of
    beneficial interest                                         $181,985,267
  Undistributed net investment income                                    283
  Accumulated net realized gains                                         619
  Net unrealized appreciation                                     71,392,200
                                                        								------------
      Net Assets                                               $ 253,378,369
                                                 							       -------------
                                                 							       -------------

Net asset value per share; 9,549,315 shares of
beneficial interest outstanding (Note 3)                             $ 26.53
                                                        								     -------
                                                        								     -------


		     See Notes to Financial Statements

FAM Value Fund
Statement of Operations
Year Ended December 31, 1996

Investment Income
  Income:
  Dividends                                                     $4,277,862
  Interest                                                         655,543
                                                        								----------
		      Total Income                                             4,933,405
                                                        								----------

Expenses:
  Investment advisory fee (Note 2)                               2,578,433
  Administrative fee (Note 2)                                       64,461
  Shareholder servicing and related expenses (Note 2)              351,689
  Printing and mailing                                             106,028
  Professional fees                                                 77,112
  Registration fees                                                 29,092
  Custodian fees                                                    38,425
  Trustees                                                          10,285
  Other                                                             30,755
                                                        								 ---------
			Total Expenses                                                3,286,280
                                                        								 ---------
			Net Investment Income                                         1,647,125
                                                         							 ---------

Realized and unrealized gain on investments
  Net realized gain on investments                               5,833,011
  Unrealized appreciation of investments                        19,714,649
                                                        								----------
  Net Gain on Investments                                       25,547,660
                                                        								----------

Net Increase in net assets from operations                    $ 27,194,785
                                                        								----------
								----------

		       See Notes to Financial Statements

FAM Value Fund
Statements of Changes in Net Assets
Years Ended December 31, 1996 and 1995

                                          						      1996            1995
                                          						  -----------     -----------
Change in net assets from operations:
  Net investment income                            $1,647,125      $2,208,847
  Net realized gain on investments                  5,833,011       4,211,001
  Unrealized appreciation of investments           19,714,649      37,399,564
                                          						  -----------     -----------
    Net Increase in Net Assets
     	From Operations                              27,194,785      43,819,412

Distributions to shareholders from:
  Net investment income                            (1,647,567)     (2,209,176)
  Net realized gain on investments                 (5,832,424)     (4,210,980)
Capital share transactions (Note 3):              (33,494,361)     19,179,600
                                           					  -----------     -----------
     Total Increase (Decrease) in Net Assets      (13,779,567)     56,578,856

Net Assets:
  Beginning of year                               267,157,936     210,579,080
                                          						  -----------     -----------
  End of year                                    $253,378,369    $267,157,936
                                          						  -----------     -----------
                                          						  -----------     -----------

			See Notes to Financial Statements

FAM Value Fund
Notes to Financial Statements

Note 1. Summary of Accounting Policies
 FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek a high long term total return, consisting of appreciation and dividend income from investments in equity related securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

 a) Valuation of Securities
    Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short term securities are carried at amortized cost, which approximates market value.
 b) Federal Income Taxes
    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.
 c) Use of Estimates
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
 d) Other
    Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates
 Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Advisor is required to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 2% of the average daily net assets. No such reimbursement was required for the year ended December 31, 1996. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as a shareholder servicing agent for which it received a monthly fee of $1.75 per shareholder account. Additionally, FSS serves as the fund administrative agent for which it received a fee equal, on an annual basis, to .025% of the Fund's average daily net assets.

Note 3. Shares of Beneficial Interest
 At December 31, 1996, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:

				                                Year Ended December 31,
			                           1996                          1995
		                 --------------------------   ---------------------------
		                      Shares         Amount        Shares          Amount
             		    -----------   ------------   -----------    ------------
Shares sold          1,100,612   $ 27,944,994     2,306,111   $  51,452,609
Shares issued on
 reinvestment
 of dividends          272,279      7,209,938       251,458       6,135,577
Shares redeemed     (2,691,657)   (68,649,293)   (1,696,462)    (38,408,586)
             		    -----------   ------------   -----------    ------------
 Net increase
   (decrease)       (1,318,766)  $(33,494,361)      861,107     $19,179,600
             		    -----------   ------------   -----------    ------------
             		    -----------   ------------   -----------    ------------

Note 4. Investment Transactions
 During the year ended December 31, 1996, purchases and sales of investment securities, other than short term obligations, were $30,522,284 and $60,755,209. The cost of securities for federal income tax purposes is the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

 The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:
      Unrealized appreciation                 $84,068,601
      Unrealized depreciation                 (12,676,401)
                                   					      -----------
      Net unrealized appreciation             $71,392,200
                                   					      -----------
                                   					      -----------

Note 5. Holdings of 5% Voting Securities of Portfolio Companies
 Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. Investments in affiliated companies as of December 31, 1996, amounted to $44,550,720. For the year ended
 December 31, 1996, dividend income of $489,505 was received from affiliated companies, as well as realized gains of $1,939,646 from the sale of such companies.

Note 6. Selected Financial Information
Per share information                          Years Ended December 31,
(For a share outstanding throughout    1996    1995     1994    1993     1992
 the year)                          ------- ------- -------- ------- --------

Net asset value, beginning of year   $24.58  $21.04   $20.40  $20.50   $16.87
                            				     ------  ------   ------  ------   ------
Income from investment operations:
Net investment income                  0.18    0.21     0.12    0.09     0.10
Net realized and unrealized
gain (loss)on investments              2.58    3.94     1.27   (0.05)    4.11
                            				     ------  ------   ------   ------   ------
Total from investment operations       2.76    4.15     1.39     0.04     4.21
                            				     ------  ------   ------   ------   ------
Less distributions:
Dividends from net
 investment income                    (0.18)  (0.21)   (0.12)   (0.09)   (0.10)
Distributions from
 net realized gains                   (0.63)  (0.40)   (0.63)   (0.05)   (0.48)
                           				      ------  ------   ------   ------   ------
Total distributions                   (0.81)  (0.61)   (0.75)   (0.14)   (0.58)
                           				      ------  ------   ------   ------   ------
Change in net asset
 value for the year                    1.95    3.54     0.64    (0.10)    3.63
                                     ------  ------   ------   ------   ------
Net asset value, end
 of year                             $26.53  $24.58   $21.04   $20.40   $20.50
                           				      ------  ------   ------   ------   ------
                           				      ------  ------   ------   ------   ------

Total Return                          11.23%  19.71%    6.82%    0.21%   25.08%

Ratios/supplemental data
Net assets, end of year (000)       $253,378 $267,158 $210,579 $220,138 $44,694
Ratios to average net
 assets of:
Expenses                               1.27%   1.25%   1.39%     1.39%    1.50%
Net investment income                  0.64%   0.92%   0.58%     0.57%    0.81%
Portfolio turnover rate               12.48%   9.67%   2.15%     4.83%    9.84%
Average commission rate
paid (per share)*                    $0.0497

* For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged.

Independent Auditor's Report

The Board of Trustees and Shareholders
FAM Value Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of FAM Value Fund, a series of Fenimore Asset Management Trust, as of December 31,
1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of FAM Value Fund, as of December 31, 1996, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

New York, New York
January 10, 1997

Investment Advisor
Fenimore Asset Management, Inc.
Cobleskill, NY

Custodian
Chase Manhattan Bank, N.A.
New York, NY

Accounting Firm
McGladrey & Pullen, LLP
New York, NY

Trustees
Joseph J. Bulmer
Roger A. Hannay
John W. Krueger, CLU
Thomas O. Putnam
Diane C. Van Buren
Bernard H. Zais, CLU

Legal Counsel
Dechert Price & Rhoads
Washington, DC

Shareholder Servicing Agent
FAM Shareholder Services, Inc.
Cobleskill, NY

Fam Funds
111 North Grand Street
P.O. Box 399
Cobleskill, NY 12043
(800) 932-3271